Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and contingencies [Text Block]

18 Commitments and contingencies

As at December 31, 2024, the Company had the following commitments and contingencies outstanding:

	Within 1 year	Over 1 year	Total
PBJL Share transfer (ii)	$719,450	$-	$719,450

i) The Company entered into four separate land lease options agreements with Jose Arturo Acosta, to lease land in the Municipality of Lajas and Guanica of Puerto Rico. The Company made initial payments on the execution date of each option agreement and will thereafter make certain payments over the term of the option periods.  Subsequent to year end, the Company entered into additional extension agreements extending the option term on all agreements to December 31, 2025, and agreeing to make future payments totalling US$221,000.

ii) On April 23, 2013, 330 common shares, representing approximately a 33% interest, of PBJL were transferred by Heidi Ciachurski, the spouse of the Company's CEO to AG Solar and the Company.  The Company may be required to pay approximately US $500,000 for these shares on terms yet to be negotiated. As at December 31, 2024, no material negotiations have occurred. Any future payments will be subject to available funds and the completion of a significant financing of the Company in the future.

iii) On March 30, 2022, the Company executed the USD $40 million Mandate Agreement with Voya, as amended by agreements dated October 3, 2023, January 8, 2024, April 2, 2024, August 30, 2024 and April 24, 2025 for a senior secured construction loan for the construction of the Company's Sage Ranch Project. In connection with the Mandate Agreement, in the event the Company choses another lender for the Sage Ranch Project or otherwise begins construction on the Sage Ranch Project without obtaining financing from Voya, the Company will issue to Voya 2,000,000 warrants to purchase common shares of the Company for $1.25 per share, plus a USD $1 million cash break-up fee.

iv) Upon the Company closing certain development milestones allowing for an equity raise of at least US $2 Million or the sale of any Company assets or project rights including the Tehachapi land, whichever comes first, the Company will make a one-time payment of US $250,000 to Cliff Webb, the President of the Company.  In addition, the President will be paid a US$1.95 Million development completion bonus at the time the Montalva Solar Project completes all key milestones necessary for the Company to obtain project financing for the Montalva Solar Project. These development milestone payments are structured to incentivize the President to reach these milestones and compensate him for the work required to do so and were reviewed and approved by the Company's compensation committee.

v) The Company is a party to a lawsuit with a former contractor. Both parties have filed complaints seeking damages and the outcome is  uncertain at this time.